                                                                   EXHIBIT 10.12

                                     LEASE


This Lease made 3-1- , 1994 between ALLSTATE LIFE INSURANCE COMPANY, an
                -----    --
Illinois Insurance company ("Landlord") and Channell Commercial Corporation
                                            -------------------------------
("Tenant").

                                  ARTICLE ONE

                      DEFINITIONS, SCHEDULES AND ADDENDA

1.1  DEFINITIONS:

a.   LEASED PREMISES shall mean Suite R, as described in Schedule 1.
                                -------

b.   BUILDING shall mean Commerce Center VI located at                         .
                         ------------------            ------------------------

c.   PROJECT shall mean Commerce Center VI located at                          .
                        ------------------            -------------------------

d.   TENANT'S SQUARE FOOTAGE shall mean 12,512 rentable square feet;
                                        ------
Total Square Footage of the Building shall mean 178,560 rentable square
                                                -------
feet, which may be adjusted pursuant to paragraph 7.2(iii) below.

e.   LEASE COMMENCEMENT DATE shall mean April 1994, which may be
                                        ----------
adjusted pursuant to the provisions of this Lease; Lease Expiration Date shall mean March 31, 1997; Lease Term shall mean the period between
           --------------
Lease Commencement Date and Lease Expiration Date.

f.   BASE RENT shall mean $ 40.664.00 ($ 3.25 per square foot of Tenant's
                           ----------   -----
Square Footage) per year, payable in monthly installments of $ 3,388.67, plus
                                                              ---------
applicable sales tax, if any; the total Base Rent payable over the entire Lease Term is $121,992.00 Base Rent is subject to adjustment as provided in ARTICLE
         ----------
THREE below.

g.   TENANT'S PRO RATA SHARE shall mean 7.0% which may be adjusted pursuant to
                                        ---
paragraph 7.2(iii) below. Tenant's Pro Rata Share of Operating Costs for the first year of the Lease Term is estimated to be $ 2.252.16 ($ 0.18 per square
                                                 ---------   -----
foot of Tenant's Square Footage) payable in monthly installments of $ 187.68,
                                                                     -------
subject to adjustment pursuant to Article 3.3b and c below.

h.   DEPOSIT shall mean $3,388.67 Prepaid Rent shall mean $ 0 of which $ 0
                         --------                          --           --
represents the first monthly installment of Base Rent, and $ 0 represents the
                                                            --
estimated last       monthly installment(s) of Base Rent.
               -----

i.   PERMITTED PURPOSE shall mean office, storage warehousing and light assembly
                                  ----------------------------------------------
of telecommunications equipment.
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j.   MANAGING AGENT shall mean CB Commercial Group, Inc. whose address is 1900
                               -------------------------                  ----
Charlotte Plaza, Charlotte, NC 28244.
- ------------------------------------

k.   BROKER OF RECORD shall mean CB Commercial Group, Inc.
                                 ------------------------

l. LANDLORD'S MAILING ADDRESS: ALLSTATE LIFE INSURANCE COMPANY, Allstate Plaza G5B, Northbrook, IL 60062.

m.   TENANT'S MAILING ADDRESS: 26040 Ynez Road, P.O. Box 9022, Temecula, CA
                               --------------------------------------------
92589-9022.
- ----------

     1.2 SCHEDULES AND ADDENDA: The schedules and addenda listed below are incorporated into this lease by reference unless lined out. The terms of schedules, exhibits and typewritten addenda, if any, attached or added hereto shall control over any inconsistent provisions in the paragraphs of this Lease.

     a.   SCHEDULE 1:  Description of Premises and Floor Plan
     b.   SCHEDULE 2:  Rules and Regulations
     c.   SCHEDULE 3:  Utility Services
     d.   SCHEDULE 4:  Maintenance Services
     e.   SCHEDULE 5:  Parking
     f.   SCHEDULE 6:  Work Letter
     g.   SCHEDULE 7:  Certificate of Acceptance


                                  ARTICLE TWO
                                   PREMISES

     2.1 LEASE OF PREMISES: In consideration of the Rent and the provisions of this Lease, Landlord leases to Tenant and Tenant accepts from Landlord the Leased Premises. Tenant's Square Footage is a stipulated amount based on Landlord's method of determining Total Square Footage for rental purposes and may not reflect the actual amount of floor space available for Tenant's use.

     2.2 PRIOR OCCUPANCY: Tenant shall not occupy the Leased Premises prior to Lease Commencement Date except with the express prior written consent of Landlord. If with Landlord's consent Tenant occupies the Leased Premises, Tenant shall pay Landlord for the period from the first day of such occupancy rent in the amount specified in Article 1.1 to be payable on the first day of such occupancy and thereafter on the first day of every calendar month until the first day of the Lease Term. A prorated monthly installment shall be paid for the fraction of the month if Tenant's occupancy of the Leased Premises commences on any day other than the first day of the month. If Tenant shall occupy the Leased Premises prior to Lease Commencement Date, all covenants and conditions of this Lease shall be binding on the parties commencing at such prior occupancy.

                                 ARTICLE THREE
                                PAYMENT OF RENT


     3.1 RENT: Tenant shall pay each monthly installment of Base Rent in advance by the fifth (5th) calendar day of each month. Monthly installments for any fractional calendar month, at the beginning or end of the Lease Term, shall be prorated based on the number of days in such month. Base Rent, together with all other amounts payable by Tenant to Landlord under this Lease, including, without limitation, any late charges and interest due Landlord for Rent not paid when due, shall be sometimes referred to collectively as "Rent". Tenant shall pay all Rent, without deduction or set-off, to Landlord or Managing Agent at a place specified by Landlord. Rent not paid when due shall bear interest until paid, at the rate of 2% per month from the date when due. Tenant shall also pay a late charge of $50 with each late payment of rent.

     3.2 DEPOSIT; PREPAID RENT: Tenant has paid to Landlord the Deposit and Prepaid Rent as security for performance of Tenant's obligations under this Lease. In the event Tenant fully complies with all the terms and conditions of this Lease, the Deposit shall be refunded to Tenant, without interest unless otherwise required by law, upon expiration of this Lease. Landlord may, but is not obligated to, apply a portion of the Deposit to cure any default hereunder and Tenant shall pay on demand the amount necessary to restore the Deposit in full within 10 days after notice by Landlord.

     3.3 OPERATING COSTS: Tenant shall pay Tenant's Pro Rata Share of Operating Costs as follows:

     a. "Operating Costs" shall mean all expenses relating to the exterior of the Building or the Project, including but not limited to: real estate taxes and assessments; gross rents, sales, use, business, corporation, franchise or other taxes (except income taxes); utilities not separately paid by tenants; insurance premiums and (to the extent used) deductibles; association fees; maintenance, repairs and replacements; refurbishing and repainting; equipment, tools, materials and supplies; property management including management fees; security; employees and contractors; resurfacing and restripping of walks, drives and parking areas; signs, directories and markers; landscaping; and snow and rubbish removal. Operating Costs shall not include expenses for legal services, real estate brokerage and leasing commissions, Landlord's income taxes, income tax accounting, interest, depreciation, general corporate overhead, or capital improvements to the Building or Project except for capital improvements installed for the purpose of reducing or control1ing expenses, or required by any governmental or other authority having or asserting jurisdiction over the Project. If any expense, though paid in one year, relates to more than one calendar year at option of Landlord such expenses may be proportionately allocated among such related calendar years.

     b. Tenant shall pay, in equal monthly installments, Tenant's Pro Rata Share of Operating Costs for each calendar year which falls (in whole or in part) during the Lease Term (prorated for any partial calendar year at the beginning or end of the Lease Term). Annually, or from time to time, based on actual and projected Operating Costs data, Landlord may adjust its estimate of Operating Costs upward or downward. All monthly installments are due 15 days after notice to Tenant of a revised estimate of Operating Costs and shall be in equal monthly amounts sufficient to result in the unpaid balance of Tenant's Pro Rata Share of Operating Costs being paid in full by the end of the calendar year in which such adjustment is made, and thereafter shall be in equal amounts sufficient to result in Tenant's Pro Rata Share of Operating Costs being paid in full by the end of each succeeding calendar year. In the event that the Building is not fully leased during any calendar year, Landlord may make appropriate adjustments to the Operating Costs to adjust such expenses to a 95% leased basis, and such adjusted expenses shall be used for purposes of this paragraph 3.3.

     c. As soon as possible, each year Landlord shall compute the actual Operating Costs for the Prior calendar year, and shall give notice thereof to Tenant. Within 30 days after receipt of such notice, Tenant shall pay any deficiency in Tenant's Pro Rata Share of Operating Costs for the prior calendar year (prorated for any partial calendar year at the beginning or end of the Lease Term). In the event of overpayment by Tenant, Landlord shall apply the excess to the next payment of Rent when due, until such excess is exhausted or until no further payments of Rent are due, in which case, Landlord shall pay to Tenant the balance of such excess within 30 days thereafter.*

Section 3.4 PROPERTY TAXES:

     (a) REAL PROPERTY TAXES. Landlord shall pay the "Base Real Property Taxes" on the Project during the Lease Term. Base Real Property Taxes are real property taxes applicable to the Property as shown on the tax bill for the most recent tax fiscal year ending prior to the Lease Commencement Date. Tenant shall pay Landlord the amount, if any, by which the real property taxes during the Lease Term exceed the Base Real Property Taxes.

     (b)  DEFINITION OF "REAL PROPERTY TAX." "Real Property Tax" means:
(i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Project; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Project or against Landlord's business of leasing the Project; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Project by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Project due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Project; and (v) upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Leased Premises or (vi) any parties thereof any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT. If the Project is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 3.4(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen
(15) days after receipt of Landlord's written statement.

     (d)  PERSONAL PROPERTY TAXES.

               (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have Personal property taxes separately from the Project.

               (ii) If any of Tenant's personal property is taxed with the Project, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.



                                 ARTICLE FOUR
                           IMPROVEMENTS BY LANDLORD

     4.1 CONSTRUCTION CONDITIONS: Landlord shall construct the improvements described in the work letter attached hereto as Schedule 6 (the "Improvements"). The expenses to be incurred as between Landlord and Tenant for construction of the Improvements are specified in Schedule 6. If any act, omission or change requested or caused by Tenant increases the cost of work or materials or the time required for completion of construction, Tenant shall reimburse Landlord for such increase in cost at the time the increased cost is incurred and shall reimburse Landlord for any loss in Rent at the time the Rent would have become due. "Tenant or Tenant's Agent shall be granted authority to audit Landlord's books given reasonable notice in the office of Managing Agent within forty-five
(45) days of Landlord's notice of actual operating costs for the prior year. Tenant ease/net3 shall be responsible for all expenses of said audit.

     4.2 COMMENCEMENT OF POSSESSION: If the Leased Premises are not substantially complete by the scheduled Lease Commencement Date, subject only to items which do not materially affect the use thereof, then the Lease Commencement Date shall be extended to the date 5 days after Landlord shall notify Tenant that the Leased Premises are ready for occupancy. In such an event the Lease Expiration Date shall remain the same. If Landlord fails to cause the Leased Premises to be ready for occupancy at the time of the scheduled Lease Commencement Date, (i) neither Landlord nor Landlord's agents, officers, employees, or contractors shall be liable for any damage, loss, liability or expense caused thereby, (ii) nor shall this Lease become void or voidable unless such failure continues for more than 180 days, in which case Tenant may terminate this Lease upon 20 days written notice to Landlord. Prior to occupying the Leased Premises, Tenant shall execute and deliver to Landlord a letter in the form attached as SCHEDULE 7, acknowledging the Lease Commencement Date and certifying that the Improvements have been substantially completed and that Tenant has examined and accepted the Leased Premises. Tenant hereby authorizes any agent or employee who receives the keys to the Leased Premises on behalf of Tenant to execute and deliver such letter in Tenant's name. If Tenant fails to deliver such letter, Tenant shall conclusively be deemed to have made such acknowledgment and certification by occupying the Leased Premises.

                                 ARTICLE FIVE
                               PROJECT SERVICES

     5.1  PROJECT SERVICES: Landlord shall furnish:

     a. Utility Services: The utility services listed on SCHEDULE 3 ("Utility Services"). Should Tenant, in Landlord's sole judgment, use additional, unusual or excessive Utility Services, Landlord reserves the right to charge for such services as determine either by a separate submeter, installed at Tenant's expense, or by methods specified by an engineer selected by Landlord.

     b. Maintenance Services: Maintenance of all exterior areas including lighting, landscaping, cleaning, painting, maintenance and repair of the exterior of the Building and its structural portions and roof, including all of the services listed on SCHEDULE 4 ("Maintenance Services").

     c.   Parking: Parking under the terms and conditions described in
     SCHEDULE 5 ("Parking").

     Utility Services, Maintenance Services and Parking described above shall be collectively referred to as "Project Services".

     5.2 INTERRUPTION OF SERVICES: Landlord does not warrant that any of the Project Services will be free from interruption. Any Project Service may be suspended by reason of accident or of necessary repairs, alterations or improvements, or by strikes or lockouts, or by reason of operation of law, or causes beyond the reasonable control of Landlord. Subject to possible rent abatement as may be provided pursuant to the conditions described in Article 8, any such interruption or discontinuance of such Project Services shall never be deemed a disturbance of Tenant's use and possession of the Leased Premises, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. However, Landlord shall use its best efforts to cause the Project Services to be restored promptly.


                                  ARTICLE SIX
                              TENANT'S COVENANTS

     6.1  USE OF LEASED PREMISES: Tenant agrees to:

     a. Permitted Usage: Continuously use the Leased Premises for the Permitted Purpose only and for no other purpose.

     b. Compliance with Laws: Comply with the provisions of all recorded covenants, conditions and restrictions and all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Leased Premises and all requirements of the carriers of insurance covering the Project.

     c. Nuisances or Waste: Not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may increase Landlord's fire and extended coverage insurance premium, damage the Building or the Project, constitute waste, constitute an immoral purpose, or be a nuisance, public or private, or menace or other disturbance to tenants of adjoining premises or anyone else, or use or store any toxic chemicals, wastes, elements or substances in the Leased Premises.

     d. Alterations and Improvements: Make no alterations, improvements or Utility Installations in on or about the Leased Premises without the prior written approval of Landlord and Landlord's mortgagee, if any. As used in this Paragraph 6.1 (d) the term "Utility Installations" shall mean air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, and plumbing. Landlord may require that Tenant remove any or all of said alterations, improvements or Utility Installations at the expiration of the Term, and restore the Leased Premises to their prior condition, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations, improvements or Utility Installations without the prior approval of Landlord, Landlord may require that Tenant remove any or all of the same.

          Any alterations, improvements or Utility Installations in, or about the Leased Premises that Tenant shall desire to make and which requires the consent of the Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

          Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Leased Premises which claims are or may be secured by any mechanic's or materialmen's lien against the Leased Premises or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Leased Premises, and Landlord shall have the right to post notices of nonresponsibility in or on the Leased Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Leased Premises, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Leased Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so.

          Unless Landlord requires their removal, as set forth in this Paragraph
     6.1 (d), all alterations, improvements and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made on the Leased Premises, shall become the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph
     6.1 (d) Tenant's machinery and equipment, other than that which is affixed to the Leased Premises so that it cannot be removed without material damage to the Leased Premises, shall remain the Property of Tenant and may be removed by Tenant. Notwithstanding anything to the contrary otherwise stated in this Lease, Tenant shall leave air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning and plumbing in the Project in good operating condition.

     e. Liens: Keep the Leased Premises, the Building and the Project free from liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant. If, at any time, a lien or encumbrance is filed against the Leased Premises, the Building or the Project as a result of Tenant's work, materials or obligations, Tenant shall promptly discharge such lien or encumbrance. If such lien or encumbrance has not been removed within 30 days from the date it is filed, Tenant agrees to deposit with Landlord cash in an amount equal to 150% of the amount of the lien, to be held by Landlord as security for the lien being discharged.

     f. Rules and Regulations: Observe, perform and abide by all the rules and regulations promulgated by Landlord from time to time. Schedule 2 sets forth Landlord's rules and regulations in effect on the date hereof.

     g. Signage: Obtain the prior approval of the Landlord and Landlord's mortgagee, if any, before placing any sign or symbol in doors or windows or elsewhere in or about the Leased Premises, or upon any other part of the Building, or Project including building directories. Any signs or symbols which have been placed without Landlord's approval may be removed by Landlord. Upon expiration or termination of this Lease, all signs installed by Tenant shall be removed and any damage resulting therefrom shall be promptly repaired, or such removal and repair may be done by Landlord and the cost charged to Tenant as Rent.

     6.2 INSURANCE: Tenant shall, at its own expense, procure and maintain during the Lease Term comprehensive general liability insurance with respect to the Leased Premises and Tenant's activities in the Leased Premises and in the Building and the Project, providing bodily injury, broad form property damage with a maximum $1,000 deductible, as follows:

     a.   $1,000,000 with respect to bodily injury or death to any one person;

     b. $5,000,000 with respect to bodily injury or death arising out of any one occurrence;

     c. $1,000,000 with respect to property damage or other loss arising out of any one occurrence;

     d. fire and extended casualty insurance covering Tenant's trade fixtures, merchandise and other personal property in an amount not less than 100% of their actual replacement cost; and

     e.   worker's compensation insurance in at least the statutory amounts.

     Nothing in this paragraph 6.2 shall prevent Tenant from obtaining insurance of the kind and in the amounts provided for under this paragraph under a blanket insurance policy covering other properties as well as the Leased Premises, provided, however, that any such policy of blanket insurance (i) shall specify the amounts of the total insurance allocated to the Leased Premises, which amounts shall not be less than the amounts required by sections a. through c. hereof, and (ii) such amounts so specified shall be sufficient to prevent any one of the assureds from becoming a coinsurer within the terms of the applicable policy, and (iii) shall, as to the Leased Premises, otherwise comply as to endorsements and coverage with the provisions of this paragraph.

     Tenant's insurance shall be with a Best's Insurance Reports A+ rated company (or A rated, if Class XIII or larger). Landlord and Landlord's mortgagee, if any, shall be named as "additional insureds" under Tenant's insurance, and such Tenant's insurance shall be primary and non-contributing with Landlord's insurance. Tenant's insurance policies shall contain endorsements requiring 30 days notice to Landlord and Landlord's mortgagee, if any, prior to any cancellation, lapse or nonrenewal or any reduction in amount of coverage.

     Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Leased Premises a certificate or certificates evidencing such insurance.

     6.3 REPAIRS: Tenant, at its sole expense, agrees to maintain the interior of the Leased Premises in good order, condition and repair, (whether or not such portion of the Leased Premises requiring repair or the means of repairing the same are reasonably or readily accessible to Tenant and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Leased Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment within the Leased Premises, fixtures, interior walls, ceilings, floors, windows, doors, plate glass and skylights located within the Leased Premises and signs located on the Leased Premises. If Tenant fails to maintain or keep the Leased Premises in good repair and such failure continues for 5 days after written notice from Landlord or if such failure results or may imminently result in a nuisance or health or safety risk, Landlord may perform any such required maintenance and repairs and the cost thereof shall be payable by Tenant as Rent within 10 days of receipt of an invoice from Landlord. Tenant shall also pay to Landlord the costs of any repair to the Building or Project necessitated by any act or neglect of Tenant.

     6.4 ASSIGNMENT AND SUBLETTING: Tenant shall not assign, mortgage, pledge, or encumber this Lease, or permit all or any part of the Leased Premises to be subleased to another, without the prior written consent of Landlord and Landlord's mortgagee, if any. Any transfer of this Lease by merger, consolidation, reorganization or liquidation of Tenant, or by operation of law, or change in ownership of or power to vote the majority of the outstanding voting stock of a corporate Tenant, or by change in ownership of a controlling partnership interest in a partnership Tenant, shall constitute an assignment for the purposes of this paragraph.

     Landlord agrees that it will not unreasonably withhold its consent to Tenant's assigning this Lease or subletting the Leased Premises. In addition to other reasonable bases, Tenant hereby agrees that Landlord shall be deemed to be reasonable in withholding its consent, if (a) such proposed assignment or sublease is for less than the whole of the Leased Premises or is for a term less than the whole of the remaining Lease Term; or (c) to any party who is then a tenant of the Building or the Project if Landlord has comparable area; or (d) Tenant is in default under any of the terms, covenants, conditions, provisions and agreements of this Lease past any period of cure provided for herein at the time of request for consent or on the effective date of such subletting or assigning or; (f) the proposed subtenant or assignee is, in Landlord's good faith judgment, incompatible with other tenants in the Building, or seeks to use any portion of the Leased Premises for a use not consistent with other uses in the Building, or is financially incapable of assuming the obligations of this Lease. Tenant shall submit to Landlord the name of a proposed assignee or subtenant, the terms of the proposed assignment or subletting, the nature of the proposed subtenant's business and such information as to the assignee's or subtenant's financial responsibility and general reputation as Landlord may reasonably require.

     No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its primary obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

     In lieu of giving any consent to a sublet or an assignment, Landlord may, at Landlord's option, elect to terminate this Lease, or in the case of a proposed subletting of all or a portion of the Leased Premises, elect to terminate the Lease with respect to that portion of the Leased Premises being proposed for subletting, and the effective date of any such termination shall be 30 days after the proposed effective date of any proposed assignment or subletting.

     One-half of any proceeds in excess of Base Rent which is received by Tenant pursuant to an assignment or subletting consented to by Landlord shall be remitted to Landlord as extra Rent within 10 days of receipt by Tenant. For purposes of this paragraph, all money or value in whatever form received by Tenant from or on account of any party as consideration for an assignment or subletting shall be deemed to be proceeds received by Tenant pursuant to an assignment or subletting.

     6.5 ESTOPPEL CERTIFICATE: From time to time and within 10 days after request by Landlord, Tenant shall execute and deliver a certificate to any proposed lender or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying with any appropriate exceptions, (i) that this Lease is in full force and effect without modification, (ii) the amount, if any, of Prepaid Rent and Deposit paid by Tenant to Landlord, (iii) the nature and kind of concessions, rental or otherwise, if any, which Tenant has received or is entitled to receive, (iv) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions or offsets outstanding or other excuses for Tenant's performance under this Lease, and (v) any other fact reasonably requested by Landlord or such proposed lender or purchaser.

     6.6 BROKERAGE COMMISSIONS: Tenant represents to the Landlord that no broker or agent was instrumental in procuring or negotiating or consummating this Lease other than Broker of Record, and Tenant agrees to defend and indemnify Landlord against any loss, expense or liability incurred by Landlord as a result of a claim by any other broker or finder in connection with this Lease or its negotiation.

                                 ARTICLE SEVEN
                           LANDLORDS RESERVED RIGHTS

     7.2 ADDITIONAL RIGHTS RESERVED TO LANDLORD: Without notice and without liability to Tenant or without effecting an eviction or disturbance of Tenant's use or possession, Landlord shall have the right to (i) grant utility easements or other easements in, or replat, subdivide or make other changes in the legal status of the land underlying the Building or the Project as Landlord shall deem appropriate in its sole discretion, provided such changes do not substantially interfere with Tenant's use of the Leased Premises for the Permitted Purpose;
(ii) enter the Leased Premises at reasonable times and at any time in the event of an emergency to inspect, alter or repair the Leased Premises or the Building and to perform any acts related to the safety, protection, reletting, sale or improvement of the Leased Premises or the Building; (iii) add to or take away from the Project any building or portion thereof, in which event Total Square Footage shall be adjusted accordingly; (iv) change the name or street address of the Building or the Project; (v) install and maintain signs on and in the Building and the Project; and (vi) make such rules and regulations as, in the sole judgment of Landlord, may be needed from time to time for the safety of the tenants, the care and cleanliness of the Leased Premises, the Building and the Project and the preservation of good order therein.


                                 ARTICLE EIGHT
                         CASUALTY AND UNTENANTABILITY

     8.1 CASUALTY AND UNTENANTABILITY: If the Building is made substantially untenantable or if Tenant's use and occupancy of the Leased Premises are substantially interfered with due to damage to the common areas of the Building or the Leased Premises are made wholly or partially untenantable by fire or other casualty, Landlord may, by notice to Tenant within 60 days after the damage, terminate this Lease. Such termination shall become effective as of the date of such casualty.

     If the Leased Premises are made partially or wholly untenantable by fire or other casualty and this Lease is not terminated as provided above, Landlord shall restore the Leased Premises to the condition specified in the work letter described in SCHEDULE 6.

     If the Landlord does not terminate this Lease as provided above, and Landlord fails within 180 days from the date of such casualty to restore the damaged common areas thereby eliminating substantial interference with Tenant's use and occupancy of the Leased Premises, or fails to restore the Leased Premises to the condition specified in the work letter described in SCHEDULE 6, Tenant may terminate this Lease as of the end of such 180 day period.

     In the event of termination of this Lease pursuant to this article 8, Rent shall be prorated on a per diem basis and paid to the date of the casualty, unless the Leased Premises shall be tenantable, in which case Rent shall be payable to the date of the lease termination. If the Leased Premises are untenantable and this Lease is not terminated, Rent shall abate on a per diem basis from the date of the casualty until the Leased Premises are ready for occupancy by Tenant. If part of the Leased Premises are untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the part of the Leased Premises which is usable by Tenant until the damaged part is ready for Tenant's occupancy. Notwithstanding the foregoing, if any damage was proximately caused by an act or omission of Tenant, its employees, agents, contractors, licensees or invitees, then, in such event, Tenant agrees that Rent shall not abate or be diminished during the term of this Lease.


                                 ARTICLE NINE
                                 CONDEMNATION

     9.1 CONDEMNATION: If all or any part of the Leased Premises shall be taken under power of eminent domain or sold under imminent threat to any public authority or private entity having such power, this Lease shall terminate as to the part of the Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority. In such event, Base Rent shall abate in the ratio that the portion of Tenant's Square Footage taken or sold bears to Tenant's Square Footage. If a partial taking or sale of the Leased Premises, the Building or the Project (i) substantially reduces Tenant's Square Footage resulting in a substantial inability of Tenant to use the Leased Premises for the Permitted Purpose, or (ii) renders the Building or the Project commercially unviable to Landlord in Landlord's sole opinion, either Tenant in the case of (i), or Landlord in the case of (ii), may terminate this Lease by notice to the other party within 30 days after the terminating party receives written notice of the portion to be taken or sold. Such termination shall be effective 180 days after notice thereof, or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically to Tenant for removal and reinstallation of Tenant's trade fixtures, personal property or Tenant's moving costs.


                                  ARTICLE TEN
                           WAIVER OF CERTAIN CLAIMS

10.1:  WAIVER AND INDEMNITY

Except for those claims arising from Landlord's breach of this Lease, negligence or willful misconduct, Tenant, to the extend permitted by law, waives all claims it may have against Landlord, and against Landlord's agents and employees for any damages sustained by Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any cause arising at any time. Except for those claims arising from Tenant's breach of this Lease, negligence or willful misconduct, Landlord, to the extent permitted by law, waives all claims it may have against Tenant, and against Tenant's agents and employees for any damages sustained by Landlord or by any occupant of the Leased Premises, or by any other person, resulting from any cause arising at any time. Tenant and Landlord each agree to hold the other party harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Leased Premises or the Building, due to the other party's breach of this Lease or any act of negligence or default under this Lease by the other party, its contractors, agents, employees, licensees, and invitees. Tenant agrees to indemnify, defend, reimburse and hold Landlord harmless against any Environmental Damages incurred by Landlord arising from Tenant's breach of paragraph 6.1(d) of this Lease. Environmental Damages means all claims, judgments, losses, penalties, fines, liabilities, encumbrances, liens, costs and reasonable expenses of investigation, defense or good faith settlement resulting from violations of Environmental Laws, and including, without limitation: (i) damages for personal injury and injury to property or natural resources; (ii) reasonable fees and disbursement of attorneys, consultants, contractors, experts and laboratories; and (iii) costs of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Environmental Law and other costs reasonably necessary to restore full economic use of the Leased Premises or Project.

                                                                             12a

     10.2 WAIVER OF SUBROGATION: Tenant and Landlord release each other and waive any right of recovery against each other for loss or damage to the waiving party or its respective property, which occurs in or about the Leased Premises, whether due to the negligence of either party, their agents, employees, officers, contractors, licensees, invitees or otherwise, to the extent that such loss or damage is insurable against under the terms of standard fire and extended coverage insurance policies. Tenant and Landlord agree that all policies of insurance obtained by either of them in connection with the Leased Premises shall contain appropriate waiver of subrogation clauses.

     10.3 LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, shareholders, directors, officers, employees or agents of Landlord, and Tenant shall look solely to Landlord's interest in the Leased Premises and to no other assets of Landlord for satisfaction of any liability in respect of this Lease. Tenant will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Landlord or any of their personal assets for such satisfaction. Notwithstanding any other provisions contained herein, Landlord shall not be liable to Tenant, its contractors, agents or employees for any consequential damages or damages for loss of profits.


                                ARTICLE ELEVEN
                    TENANTS DEFAULT AND LANDLORD'S REMEDIES

     11.1 TENANT'S DEFAULT:  It shall be an "Event of Default" if Tenant shall
(i) fail to pay any monthly installment of Base Rent or any other sum payable hereunder within 5 days after such payment is due and payable; (ii) violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant, and such violation or failure shall continue for 15 days after written notice thereof to Tenant by Landlord; (iii) make a general assignment for the benefit of its creditors or file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv) have a proceeding filed against Tenant seeking any relief mentioned in (iii) above;
(v) have a trustee, receiver or liquidator appointed for Tenant or a substantial part of its property; (vi) abandon or vacate the Leased Premises; (vii) default under any other lease, if any, within the Building or the Project; or (viii) if Tenant is a partnership, if any partner of the partnership is involved in any of the acts or events described in subparagraphs (i) through (vii) above.

     11.2 REMEDIES OF LANDLORD: If an Event of Default occurs, Landlord may, at its option, within 5 days after written notice from Landlord, reenter the Leased Premises, remove all persons therefrom, take possession of the Leased Premises, and remove all of Tenants personal property at Tenants risk and expense and, either (i) terminate this Lease and Tenant's right of possession of the Leased Premises or (ii) maintain this Lease in full force and effect and endeavor to relet all or part of the Leased Premises. In the event Landlord elects to maintain this Lease, Landlord shall have the right to relet the Leased Premises for such rent and upon such terms as Landlord deems reasonable and necessary, and Tenant shall be liable for all damages sustained by Landlord, including but not limited to, any deficiency in Rent for the period of time which would have remained in the Lease Term in the absence of any termination, leasing fees, attorneys' fees, other marketing and collection costs and all expenses of placing the Leased Premises in first class rentable condition. Landlord retains the right to terminate this Lease, at any time, notwithstanding that Landlord fails to terminate this Lease initially. If Landlord is unable after diligent efforts to relet the Leased Premises within 60 days after termination of this Lease, Landlord may elect at any time thereafter to have Tenant immediately pay, as liquidated damages and not as a penalty, all Rent then due and the present value (discounted at 10%) of all Rent which would have become due (based on Base Rent payable at the time of such election) for the period of time which would have remained in the Lease Term in the absence of any termination.

     The remedies granted to Landlord herein shall be cumulative and shall not exclude any other remedy allowed by law, and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease, including without limitation, a claim for attorney's fees incurred by Landlord.


                                ARTICLE TWELVE
                                  TERMINATION

     12.1 SURRENDER OF LEASED PREMISES: On expiration of this Lease, if no Event of Default exists, Tenant shall surrender the Leased Premises in the same condition as when the Lease Term commenced, ordinary wear and tear excepted. Except for furnishings, trade fixtures and other personal property installed at Tenant's expense, all alterations, additions, improvements or Utility Installations, whether temporary or permanent in character, made in or upon the Leased Premises, either by Landlord or Tenant, shall be Landlord's property and at the expiration or earlier termination of the term shall remain on the Leased Premises without compensation to Tenant, except if requested by Landlord, Tenant, at its expense and without delay, shall remove any alterations, additions or improvements made to the Leased Premises by Tenant designated by Landlord to be removed, and repair any damage to the Leased Premises or the Building caused by such removal. If Tenant fails to repair the Leased Premises, Landlord may complete such repairs and Tenant shall reimburse Landlord for such repair and restoration. Landlord shall have the option to require Tenant to remove all its property. If Tenant fails to remove such property as required under this Lease, Landlord may dispose of such property in its sole discretion without any liability to Tenant, and further may charge the cost of any such disposition to Tenant.

     12.2 HOLD OVER TENANCY: If Tenant shall hold over after the Lease Expiration Date, Tenant may be deemed, at Landlord's option, to occupy the Leased Premises as a tenant from month to month, which tenancy may be terminated by one month's written notice. During such tenancy, Tenant agrees to pay to Landlord, monthly in advance, an amount equal to triple of all Rent which would become due (based on Base Rent payable for the last month of the Lease Term, together with all other amounts payable by Tenant to Landlord under this Lease), and to be bound by all of the terms, covenants and conditions herein specified. If Landlord relets the Leased Premises or any portion thereof to a new tenant and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant all costs and expenses, attorneys fees, damages or loss of profits incurred by Landlord as a result of Tenant's failure to deliver possession of the Leased Premises to Landlord when required under this Lease.

                               ARTICLE THIRTEEN
                                   UTILITIES

     13.1 UTILITIES: Tenant shall pay for all gas, heat, light, power, telephone and other utilities and services to the Leased Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.


                               ARTICLE FOURTEEN
                           ENVIRONMENTAL PROVISIONS

     14.1 HAZARDOUS SUBSTANCES:

     a. DEFINITIONS: Hazardous Material means any substance (i) the presence of which requires remediation under any Environmental Requirements (as defined hereafter); or (ii) which is or becomes defined as a "hazardous waste", hazardous substance", pollutant or contaminant under any Environmental Requirements (as defined hereafter); or (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, department, commission, board, agency or instrumentality of the United States, or the state in which the Project is located or any political subdivision thereof; or (iv) the presence of which causes a nuisance upon the Project or to adjacent properties or poses a hazard to the health or safety of persons upon the Project or to adjacent properties; or (v) the presence of which on adjacent properties would constitute a trespass by either Landlord or Tenant; or (vi) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or (vii) which contains polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde materials.

     b. ENVIRONMENTAL REQUIREMENTS: Environmental Requirements means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders or approvals of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative and regulatory decrees, judgments, and final orders relating to the protection of human health or the environment, including, without limitation: (i) all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature; and (ii) all requirements pertaining to the protection of the health and safety of employees and the public; and (iii) all laws, standards or guidelines relating to indoor air quality or pollution, including those adopted by the Occupational Safety and Health Administration or any federal, state or local governmental agency. Tenant hereby discloses to Landlord that Tenant anticipates the use of a LPG type fork lift within the Premises. Tenant shall operate said LPG forklift and associated equipment in accordance with all the provisions of this paragraph.

     c. ENVIRONMENTAL DAMAGES: Environmental Damages means all claims, judgments, losses, penalties, fines, liabilities, encumbrances, liens, costs and reasonable expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever nature, which are incurred at any time resulting from Hazardous Material upon or beneath the Project or migrating or threatening to migrate to or from the Project, or the existence of violations of Environmental Requirements regardless of whether such violations arose prior to the present ownership or operation of the Project, and including, without limitation: (i) damages for personal injury, or injury to property or natural resources occurring upon or off the Project, including the cost of demolition and rebuilding of any improvements on real property; and (ii) reasonable fees and disbursements of attorneys, consultants, contractors, experts, laboratories and all other reasonable costs incurred in enforcing this Lease or collecting any sums due hereunder and in connection with the investigation or remediation of such Hazardous Materials or violation of Environmental Requirements including the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to make full economic use of the Project in a manner consistent with its current use.

     d.  ENVIRONMENTAL INDEMNIFICATION:

     (1) Tenant agrees to indemnify, defend, reimburse and hold harmless Landlord and its directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, invitees and successors and assigns from and against any Environmental Damages arising from the presence of Hazardous Materials upon or beneath the Project or migrating to or from the Project, or arising in any manner whatsoever out of Tenant's violation of any Environmental Requirements pertaining to the Project or the Tenant's activities thereon during the term of the Lease, or Tenant's breach of any covenant or the inaccuracy of any representation contained in this Lease except to the extent such Environmental Damages are proximately caused by Landlord.

     (2) Landlord agrees to indemnify, defend, reimburse and hold harmless Tenant and its directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, invitees and successors and assigns from and against any Environmental Damages arising from the presence of Hazardous Materials upon or beneath the Project or migrating to or from the Project, or arising in any manner whatsoever; and which Environmental Damages are proximately caused by Landlord's violation of any Environmental Requirements pertaining to the Project or Landlord's activities thereon during the term of the Lease, or Landlord's breach of any covenant or the inaccuracy of any representation of Landlord contained in this Lease.

     (3) These indemnities shall include, but not be limited to, the burden and expense of defending all claims, suits and administrative proceedings (with counsel reasonably approved by the indemnified parties), even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, any judgments, penalties or other sums due against such indemnified persons. Either party, at its sole expense, may employ additional counsel of its choice to associate with counsel representing the other party.

     (4) The obligations of both parties in this paragraph shall survive the termination of this Lease, and the discharge of all other obligations owed by the parties to each other under this Lease and shall not be affected by any investigation by or on behalf of either party, or by any information which either party may obtain.

     e. ENVIRONMENTAL COVENANTS: Neither Landlord nor Tenant and/or their respective employees, agents, contractors or invitees shall cause or permit (i) the existence or the commission of a violation of any Environmental Requirements upon or beneath the Project or any portion thereof; or (ii) any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon or beneath the Project or any portion thereof, provided, however, that Landlord and Tenant may each store, use or dispose of products of a type customarily found in offices and used in connection with the operation and maintenance of buildings provided that each shall comply with all Environmental Requirements and not allow such Hazardous Materials to contaminate the Leased Premises, Building or the environment. If either Landlord or Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of either party for Environmental Damages in connection with the Project or past or present activities of any person thereon, or that any environmental representation or covenant set forth in this Lease is not or is no longer accurate, including notice or other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim, citation, summons, proceeding, complaint, notice, order, writ, or injunction, then such party shall promptly deliver to the other party a copy of or a written description of said notice or communication.


                                ARTICLE FIFTEEN
                                 MISCELLANEOUS

     15.1 QUIET ENJOYMENT: If and so long as Tenant pays all Rent and keeps and performs each and every term, covenant and condition herein contained on the part of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance by Landlord.

     15.2 ACCORD AND SATISFACTION: No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease shall constitute an accord and satisfaction, or a compromise or other settlement, notwithstanding any accompanying statement, instruction or other assertion to the contrary unless Landlord expressly agrees to an accord and satisfaction, or a compromise or other settlement, in a separate writing duly executed by Landlord. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest, expense or damage due in connection herewith, in such amounts and in such order as Landlord may determine at its sole option.

     15.3 SEVERABILITY: The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease to the extent unenforceable, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term of this Lease, and the remaining terms hereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein.

     15.4 SUBORDINATION AND ATTORNMENT: The rights of Tenant under this Lease are and shall be subordinate to all leases in which Landlord is lessee and to the lien of any first mortgage or first deed of trust, now or hereafter in force against the Building or the Project, and to all advances made or hereafter to be made thereunder ("Superior Instruments"). If requested in writing by Landlord or any first mortgagee or ground lessor of Landlord, Tenant agrees to execute a subordination agreement required to further effect the provisions of this paragraph.

     In the event of any transfer in lieu of foreclosure or termination of a lease in which Landlord is lessee or the foreclosure of any Superior Instrument, or sale of the Property pursuant to any Superior Instrument, Tenant shall attorn to such purchaser, transferee or lessor and recognize such party as landlord under this Lease, provided such party acquires and accepts the Leased Premises subject to this Lease. The agreement of Tenant to attorn contained in the immediately preceding sentence shall survive any such foreclosure sale or transfer.

     15.5 APPLICABLE LAW: This Lease shall be construed according to the laws of the state in which the Leased Premises are located.

     15.6 BINDING EFFECT; GENDER: This Lease shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or fact of incorporation of the parties hereto.

     15.7 TIME: Time is of the essence of this Lease.

     15.8 ENTIRE AGREEMENT: This Lease and the schedules and addenda attached set forth all the covenants, promises, agreements, representations, conditions, statements and understandings between Landlord and Tenant concerning the Leased Premises and the Building and the Project, and there are no representations, either oral or written between them other than those in this Lease. This Lease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this Lease.

     15.9 NOTICES: All notices pursuant to this Lease shall be in writing and shall be effective when mailed by certified mail or delivered (i) to Landlord or Tenant at the addresses designated in Article 1.1 with a copy to the Managing Agent, or (ii) to such other addresses as may hereafter be designated by either party by written notice.

     SUBMISSION OF THIS INSTRUMENT FOR EXAMINATION OR SIGNATURE BY TENANT DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR LEASE, AND IT IS NOT EFFECTIVE AS A LEASE OR OTHERWISE UNTIL EXECUTION AND DELIVERY BY BOTH LANDLORD AND TENANT.

     This Lease is executed as of the date first written above.


WITNESS:                               LANDLORD:

/s/ Joan Silvestria                    ALLSTATE LIFE INSURANCE,COMPANY
- ------------------------

                                       By /s/ K.S. Klimala
- ------------------------                  --------------------------------


                                       By /s/ Paul Knachel
                                          --------------------------------
                                          Authorized Signatories


WITNESS:                               TENANT:

/s/ ????                               CHANNELL COMMERCIAL CORPORATION
- ------------------------

                                       By /s/ William H. Channell
- ------------------------                  --------------------------------
                                          Its President
                                              ----------------------------

                                       By
                                          --------------------------------
                                          Its
                                              ----------------------------


     Where Tenant is a corporation, this Lease shall be signed by a President or Vice President and Secretary or Assistant Secretary of Tenant. Any other signatories shall require a certified corporate resolution.

                               ACKNOWLEDGEMENTS
                               ----------------


STATE OF Illinois
         ---------------
COUNTY OF Cook
          --------------

     BE IT REMEMBERED, that on this 29 day of April, 1994, before me, the
                                    --        -----    --
subscriber, a Notary Public, in and for said County, personally appeared the above named Allstate Life Insurance Company, an Illinois Insurance corporation
            -------------------------------     ------------------
LANDLORD, in the foregoing Lease, by K.S. Klimala & Paul Knachel as Authorized
                                     ---------------------------    ----------
Signatories, duly authorized by resolution adopted by the Board of Directors of
- -----------
said corporation and acknowledged the signing of the same to be their voluntary acts and deeds for and as the act and deed of said corporation, for the uses and purposes therein mentioned.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last aforesaid.

                                       /s/ Joan M. Silvestri
                                       -----------------------------------
[SEAL APPEARS HERE]                              Notary Public


STATE OF California
         ---------------
COUNTY OF Riverside
          --------------

     BE IT REMEMBERED, that on this 4th day of March, 1994, before me, the
                                    ---        -----    --
subscriber, a Notary Public, in and for said County, and State, personally appeared the above named William H Channell, TENANT in the foregoing Lease, by
                         ------------------
Channell Commercial Corp. as William H Channell President and acknowledged the
- -------------------------                       ---------
signing of the same to be his voluntary act and deed of the corporation, for the
                          ---
uses and purposes therein contained.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last aforesaid.


                                       /s/ Judy Toole
[SEAL APPEARS HERE]                    -----------------------------------
                                                 Notary Public

                                  SCHEDULE 1

                  DESCRIPTION OF THE PREMISES AND FLOOR PLAN
                  ------------------------------------------


[PAGE 1 OF FLOOR PLAN APPEARS HERE]

                                  SCHEDULE 1

                  DESCRIPTION OF THE PREMISES AND FLOOR PLAN
                  ------------------------------------------


[PAGE 2 OF FLOOR PLAN APPEARS HERE]

                                  SCHEDULE 2

                             RULES AND REGULATIONS
                             ---------------------


1. The sidewalks and entrances of the Building and Project shall not be obstructed or used as a waiting or lounging place by tenants, and their agents, servants, employees, invitees, licensees and visitors. All entrance doors leading from any Leased Premises are to be kept closed at all times.

2. Landlord will furnish each tenant with two keys to each door lock on the Leased Premises, and Landlord may make a reasonable charge for any additional keys and access cards requested by any tenant. No tenant shall alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. In the event of such alteration or installation approval by Landlord, the tenant making such alteration shall supply Landlord with a key for any such lock or bolt. Each tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys and access cards in any such tenant's possession for all locks and bolts in the Building.

3. Tenants will see that (i) the windows are closed, (ii) the doors securely locked, and (iii) all water faucets and other utilities are shut off (so as to prevent waste or damage) each day before leaving the Leased Premises.

4. The walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed by any of the tenants.

5. The toilet rooms, toilets, urinals, wash bowls and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweepings, rubbish, chemicals, or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violation(s) of this rule shall be borne by the tenant by whom, or by whose agents, employees, invitees, licensees or visitors, such breakage, stoppage or damage shall have been caused.

6. No sign, name, placard, advertisement or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by any tenant on any part of the Building or Project without the prior written approval of Landlord. All signs or letterings on doors, or otherwise, approved by Landlord shall be inscribed, painted or affixed at the sole cost and expense of the tenant, by a person approved by Landlord.

7. No signaling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices, shall be installed in connection with any Leased Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of the tenant and under control and direction of Landlord. Landlord retains, in all cases, the right to require (i) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents of electricity into or through the Building, (ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by tenants must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with (i) the number of the Leased Premises to which said wires lead, (ii) the purpose for which said wires are used, and
(iii) the name of the company operating same.

8. Tenant, their agents, servants or employees, shall not (a) go on the roof of the Building, (b) use any additional method of heating or air conditioning the Leased Premises, (c) bring in or keep in or about the Leased Premises any vehicles or animals of any kind, (d) install any radio or television antennae or any other device or item on the roof, exterior walls, windows or windowsills of the Building, (e) place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building, (f) use any Leased Premises (i) for lodging or sleeping, (ii) for cooking (except that the use by any tenant of Underwriter's Laboratory equipment for brewing coffee, tea and similar beverages shall be permitted, provided that such use is in compliance with law), (iii) for any manufacturing, storage or sale of merchandise or property of any kind, (g) cause or permit unusual or objectionable odor to be produced or permeate from the Leased Premises, including, without limitation, duplicating or printing equipment fumes, and Tenant, its agents, servants and employees, invitees, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, Building or garage facility, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

9. Tenants shall not store or use in any Leased Premises any (a) ether, naptha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, flashlight powder, kerosene or camphene, (b) any other flammable, combustible, explosive or illuminating fluid, gas or material of any kind, and (c) any other fluid, gas or material of any kind having an offensive odor, without the prior written consent of Landlord. Except for Tenant's use of a LPG forklift truck as described in Paragraph 14.1 (b).

10. No canvassing, soliciting, distribution of hand bills or other written material, or peddling shall be permitted in the Building or the Project, and tenants shall cooperate with Landlord in prevention and elimination of same.

11. If any Leased Premises becomes infested with vermin, the tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time to the satisfaction of the Landlord and shall employ such exterminators as shall be approved by Landlord.

12. No screens, awnings or other coverings or projections of any nature shall be attached to or used in connection with any door, window or wall of the premises of the building without the prior written consent of Landlord.

13. Landlord shall have the right to prohibit any unreasonable advertising by tenant which, in Landlord's opinion, tends to impair the reputation of Landlord or of the Building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

14. Wherever the word "tenant" occurs, it is understood and agreed that it shall also mean tenant's associates, employees, agents and any other person entering the Building or the Leased Premises under the express or implied invitation of tenant. Tenant shall cooperate with Landlord to assure compliance by all such parties with rules and regulations.

15. Landlord reserves the right to make reasonable amendments, modifications and additions to the rules and regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's sole judgment may from time to time be needed for the safety, care, cleanliness and preservation of good order of the Building.

                                  SCHEDULE 3

                               UTILITY SERVICES
                               ----------------

The Landlord shall provide, as part of Operating Costs, except as otherwise provided, the following services:


     Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord, (or by Tenant with Landlord's written consent).

                                  SCHEDULE 4

                             MAINTENANCE SERVICES
                             --------------------


     Landlord agrees to maintain the exterior of the Building and Project to include lawn and shrub care, snow removal, maintenance of the structure, roof, mechanical and electrical equipment, architectural finish, and so on, excluding only those items specifically excepted elsewhere in this Lease.

                                  SCHEDULE 5

                                    PARKING
                                    -------


Landlord hereby grants to Tenant a license to the use during the term of this Lease the parking facilities. Tenant agrees to comply with such reasonable rules and regulations as may be made by Landlord from time to time in order to insure the proper operation of the parking facilities. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its sole discretion to determine whether parking facilities are becoming crowded, and in such event, to allocate specific parking spaces among Tenant and other tenants or to take such other steps necessary to correct such condition, including but not limited to policing and towing, and if Tenant, its agents, officers, employees, contractors, licensees or invitees are deemed by Landlord to be contributing to such condition, to charge to Tenant as Rent that portion of the cost thereof which Landlord reasonably determines to be caused thereby. Landlord may, in its sole discretion, change the location and nature of the parking spaces available to Tenant, provided that after such change, there shall be available to Tenant approximately the same number of spaces as available before such change.

                                  SCHEDULE 6

- -------------------------------
Allstate Life Insurance Company
- -------------------------------

Date  March 1, 1994
      -------------------------

                             WORK LETTER AGREEMENT
                             ---------------------


Channell Commercial Corporation
- -------------------------------
- -------------------------------
- -------------------------------
- -------------------------------

Re: Suite R
          ---------------------
          Commerce Center VI
- -------------------------------


Gentlemen:

You (referred to as "Tenant"), and we (referred to as "Landlord") are executing, simultaneously with this work letter agreement, a written lease (the "Lease") pertaining to the space referred to above (the "Leased Premises"). This work letter agreement is attached to the Lease as Schedule 6 and made a part thereof.

To induce Tenant and Landlord, each, to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this work letter agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

1.   Definitions The terms defined in this paragraph, for purposes of this work
     -----------
     letter agreement, shall have the meanings specified herein, and, in addition to the terms defined herein, terms defined in the Lease shall, for purposes of this work letter agreement, have the meanings specified therein.

     1.01   "Base Tenant Improvements" means the Building Standard items which
     ----
     are supplied, installed and finished by Landlord, according to Building Standard specifications and which shall be paid for by Landlord (subject to the Allowance) as provided for in paragraph 2.03 below.

     1.02   "Building Standard" means the quantity and quality of materials,
     ----
     finishing and workmanship specified by Landlord for the Building, as set forth on Exhibit 1 attached hereto and made a part hereof.

     1.03   "Construction Documents" means the construction drawings, plans and
     ----
     specifications referred to in paragraphs 2.02 and 2.03 below to be attached hereto and made a part hereof.

     1.04   "Extraordinary Tenant Improvements" means any work Tenant requests
     ----
     Landlord to do in connection with the Leased Premises, other than Base Tenant Improvements.

     1.05   "Leasehold Improvements" means the aggregate of Base Tenant
     ----
     Improvements and Extraordinary Tenant Improvements, as contemplated by the Construction Documents.

     1.06   "Substantial Completion" means that the Leasehold Improvements have
     ----
     been substantially completed according to the Construction Documents, except for items which will not materially affect the use of the Leased Premises or which customarily are deemed to be "punchlist work".

2.   Construction Documents; Payments
     --------------------------------

     2.01   The parties have approved a preliminary floor plan for the Leased
     ----
     Premises, a copy of which is attached to the Lease as Schedule 1 (the "Preliminary Plan"). The estimated cost of completing the Leasehold Improvements according to the Preliminary P1an (the "Estimate") is $3,500.00. The Estimate represents Landlord's good faith estimate of the
     ---------
     cost of completing the Leasehold Improvements. Landlord shall have no liability if the Final Cost (defined in paragraph 2.03 below) is greater than the Estimate.

     2.02   Landlord, within 30 days hereof, shall cause the consultants
     ----                    --
     (defined below) to prepare and submit to Tenant for approval or disapproval all drawings, plans and specifications necessary to construct the Leasehold Improvements. The following companies shall prepare the drawings, plans and specifications which are to comprise the Construction Documents:

          Architectural     N/A
                         ----------------------------------
          Mechanical        N/A
                         ----------------------------------
          Electrical        N/A
                         ----------------------------------
          Plumbing          N/A
                         ----------------------------------

     (collectively, the "Consultants"). The fees and expenses of the Consultants for preparing the initial drawings, plans and specifications which are to comprise the Construction Documents shall be included in the Final Cost (defined in paragraph 2.03 below) and allocated accordingly between Base Tenant Improvements and Extraordinary Tenant Improvements. Tenant shall receive an appropriate credit for any advance payments made to the Consultants.

     2.03   Upon Tenant's approval of the final form of the drawings, plans and
     ----
     specifications, which when submitted by Landlord shall constitute the Construction Documents, Landlord shall prepare an analysis in its sole judgement of the cost of constructing the Leasehold Improvements according to the Construction Documents (the "Final Cost"). An analysis of the cost of the Extraordinary Tenant Improvements shall be submitted to Tenant for its approval. The Final Cost of the Base Tenant Improvements shall be paid for by Landlord (the "Landlord's Share") and the costs attributable to the construction of the Extraordinary Tenant Improvements shall be paid for by Tenant (the "Tenant's Share"). Within 5 days of receipt, Tenant shall
                                           -
     approve the Final Cost of the Extraordinary Tenant Improvements. If Tenant does not approve the Final Cost of the Extraordinary Tenant Improvements, it shall promptly notify Landlord thereof; in which case Tenant and Landlord shall use their best efforts to amend the Construction Documents in a manner satisfactory to each. If they are unable to do so within 5 days
                                                                          -
     after Tenant notifies Landlord as provided in the preceding sentence, either party may thereafter terminate the Lease by delivering written notice to the other. Tenant acknowledges that Landlord's sole obligation is to pay the costs attributable to the construction of the Base Tenant Improvements, up to an aggregate maximum limit of $ 0.28 per square foot of
                                                        -----
     Tenant's Square Footage (the "Allowance"), and Tenant shall pay all other costs of the construction of the Leasehold Improvements as the Tenant's Share. If the Construction Documents require the construction or installation of additional improvements beyond those regularly provided by Landlord in the core of the Building in which the Leased Premises are located (including, without limitation, extra sprinklers, fire hose cabinets and other safety devices), Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional improvements. All costs attributable to changes and variations from the Construction Documents (including, without limitation, any fees and expenses of the Consultants and any increased costs of construction) shall be paid by Tenant.

3.   Leasehold Improvements
     ----------------------

     3.01   The following provisions shall apply to the construction of the
     ----
     Leasehold Improvements:

           (a) All work involved in the completion of the Leasehold Improvements shall be carried out by Landlord and its agents and contractors under the sole direction of Landlord. Tenant shall cooperate with Landlord and its agents and contractors to promote the efficient and expeditious completion of the Leasehold Improvements; and

           (b) Landlord agrees to construct the Leasehold Improvements in accordance with the Construction Documents, provided Tenant has complied with all the applicable provisions of this work letter agreement and the Lease.

     3.02   If there are any changes in the Leasehold Improvements requested by,
     ----
     or on behalf of, Tenant from the work as reflected in the Construction Documents, each such change must receive the prior written approval of Landlord, and Tenant shall bear the cost of all such changes.

     3.03   Landlord shall have no obligation to commence construction of any
     ----
     work in the Leased Premises until (a) Tenant has submitted and Landlord has approved the Construction Documents and Tenant shall have approved the Final Cost for the construction of the Leasehold Improvements as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment in an amount equal to the Tenant's Share.

4.   Lease Commencement Date
     -----------------------

     4.01   Landlord shall notify Tenant when Substantial Completion has been
     ----
     achieved, and thereafter the Lease Commencement Date shall be established as set forth in the Lease. Notwithstanding anything to the contrary contained in the Lease or this work letter agreement, the Lease Commencement Date shall not be extended for any delay in Substantial Completion to the extent that such delay is caused in whole or in part by any act or omission attributable to Tenant, including without limitation:

           (a)   Tenant's request for any Extraordinary Tenant Improvements;

           (b) Tenant's failure to furnish promptly information concerning Tenant's requirements pertaining to construction of the Leasehold Improvements or any other information requested by the Consultants as necessary or useful to prepare the initial drawings, plans and specifications which are to comprise the Construction Documents;

           (c) Tenant's failure to submit promptly the initial drawings, plans and specifications which are to comprise the Construction Documents;

           (d)   Tenant's failure to approve promptly the Final Cost; and

           (e) Tenant's request for any changes in the Leasehold Improvements from the work as reflected in the Construction Documents.

     4.02   In any event, Rent payable under the Lease shall not abate by reason
     ----
     of any delay, expense or other burden arising out of or incurred in connection with the design or construction of the Leasehold Improvements to the extent that such delay, expense or other burden is caused in whole or in part by any act or omission attributable to Tenant (including, without limitation, the acts and omissions referred to in subparagraphs (a) through
     (e) of paragraph 4.01 above).

5.   Tenant's Access To Leased Premises
     ----------------------------------

     5.01   Landlord, in its sole discretion, may permit Tenant and Tenant's
     ----
     agents or independent contractors to enter the Leased Premises prior to the scheduled Lease Commencement Date in order that Tenant may do other work as may be required by Tenant to make the Leased Premises ready for Tenant's use and occupancy. Such permission must be in writing prior to entry. If Landlord permits such prior entry, then such license shall be subject to the condition that Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers, and invitees shall work in harmony and not interfere with Landlord and its agents and contractors in doing its work in the Leased Premises or the Building or with other tenants and occupants of the Building or the Project. If at any time such entry shall cause or threaten to cause disharmony or interference, Landlord, in its sole discretion, shall have the right to withdraw and cancel such license upon notice to Tenant. Tenant agrees that any such entry into the Leased Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant to pay periodic Rent. Tenant further agrees that, to the extent permitted by law, Landlord and its principals shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of the Leasehold Improvements or installations made in the Leased Premises or loss or damage to property placed therein or there about, the same being at Tenant's sole risk.

     5.02   In addition to any other conditions or limitations on such license
     ----
     to enter the Leased Premises prior to the Lease Commencement Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics, suppliers or invitees shall enter the Leased Premises prior to the Lease Commencement Date unless and until each of them shall furnish Landlord with satisfactory evidence of insurance coverage, financial responsibility and appropriate written releases of mechanics' or materialmen's lien claims.

6.   Miscellaneous Provisions  Landlord and Tenant further agree as follows:
     ------------------------

     6.01   Except as herein expressly set forth with respect to the Leasehold
     ----
     Improvements, Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Leased Premises. Any other work in the Leased Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease, including any alterations or improvements as contemplated by paragraph 11 of the Lease, shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

     6.02   This work letter agreement shall not be deemed applicable to:
     ----
     (a) any additional space added to the original Leased Premises at any time, whether by the exercise of any options under the Lease or otherwise, or
     (b) any portion of the original Leased Premises or any additions thereto in the event of a renewal or extension of the original Lease Term, whether by the exercise of any options under the Lease or any amendment or supplement thereto. The construction of any additions or improvements to the Leased Premises not contemplated by this work letter agreement shall be effected pursuant to a separate work letter agreement, in the form then being used by Landlord and specifically addressed to the allocation of costs relating to such construction.

     6.03   Any person signing this work letter agreement on behalf of Tenant
     ----
     warrants and represents he has authority to do so.

     6.04   This work letter agreement shall be binding upon and inure to the
     ----
     benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     6.05   Anything in the Lease to the contrary notwithstanding, notices and
     ----
     other items to be delivered pursuant to this work letter agreement shall be effective upon receipt of same by the party to whom such notice or item is directed.

If the foregoing correctly sets forth our understanding, kindly acknowledge your approval in the space provided below for that purpose and return to us two signed counterparts of this work letter agreement.

Very truly yours,

ALLSTATE LIFE INSURANCE COMPANY
an Illinois insurance company


By: /s/ K.S. Klimala
    ---------------------------


By: /s/ Paul Knachel
    ---------------------------
      Authorized Signatories



AGREED TO AND ACCEPTED this
24th day of February, 198
- ----        --------     -

- -------------------------------
- -------------------------------
    a California corporation
      ----------

By: /s/ William H. Channell
    ---------------------------
    Its  President
         ----------------------

                      EXHIBIT 2 TO WORK LETTER AGREEMENT

                              -------------------
                              TENANT CONSTRUCTION
                                  WORK LETTER


Tenant  Channell Commercial Corporation           Date
        -------------------------------                ---------------

Location  Commerce Center VI, Suite R
          -----------------------------

Tenant Square Footage  +/-12,512 SF
                       ----------------


                                                          Cost
                                                          ----

1.   Partitions
     ----------

     Demising
     Interior


2.   Doors, Frames & Hardware
     ------------------------

     Entrance
     Interior


3.   Ceilings
     --------


4.   Lighting
     --------


5.   Carpeting   (office area only)                    $2,000.00
     ---------


6.   Power Distribution
     ------------------


7.   Telephone Distribution
     ----------------------


8.   Paint Office Interior                             $1,500.00
                                                Total  $3,500.00
                                                       ---------

Page 2
EXHIBIT 2 TO WORK LETTER


                                PAYMENT
A.   Landlord's Share                                  $ 3,500.00
                                                       ----------

B.   Tenant's Share                                    $    0
                                                       ----------

     (i)  Credits to Tenant for Advance
          Payments                                     $    0
                                                       ----------

    (ii)  Balance to be paid by Tenant prior
          to commencement of work                      $    0
                                                       ----------



Agreed and accepted:      Tenant                        Landlord

              CHANNELL COMMERCIAL CORP.          ALLSTATE LIFE INSURANCE COMPANY
              -------------------------


              /s/ William H. Channell            /s/ K.S. Klimala
              -------------------------          --------------------------


                                                 /s/ Paul Knachel
                                                 --------------------------
                                                 Its Authorized Signatories

                                  SCHEDULE 7

                           CERTIFICATE OF ACCEPTANCE
                           -------------------------


TENANT    ----------------------------------

LOCATION  ----------------------------------


This letter is to certify that:

1.   The above referenced space has been accepted by the Tenant for possession.

2. The subject space is substantially complete in accordance with the plans and specifications used in constructing the demised premises.

3.   The subject space can now be used for intended purposes.

The execution of this certificate shall not relieve the Landlord of its obligation to expeditiously complete all work in which the Tenant is entitled under the terms of its lease with the Landlord. Neither this certificate, nor Tenant's occupancy of the premises, shall be construed to relieve the Landlord of its responsibility to remedy, correct, replace, reconstruct or repair any deviation, deficiency or defect in the work or in the materials or equipment furnished by the Landlord, without cost to Tenant, if a claim with respect thereto is made by Tenant.

Commencement Date                    , 19  .
                  -------------------    --

Expiration Date                      , 19  .
                  -------------------    --

Executed this       day of           , 19  .
              -----        ----------


                                       -----------------------------------
                                       TENANT


                                       By:
                                           -------------------------------
                                                Authorized Signature